KATTEN MUCHIN & ZAVIS
                      525 WEST MONROE STREET * SUITE 1600
                         CHICAGO, ILLINOIS  60661-3693



                               February 25, 1997

VIA FACSIMILE

David Layman, Esq.
Greenberg, Traurig
777 South Flagler Drive, Suite 310-E
West Palm Beach, Florida  33401

Re: Agreement of Sale dated October 24, 1996 between CEEBRAID-SIGNAL CORPORATION, a Florida corporation ("Purchaser") and GLENEAGLES INVESTORS A REAL ESTATE LIMITED PARTNERSHIP, an Illinois limited partnership ("Seller") for property commonly known as the Gleneagles Apartments, Miami, Florida (as heretofore amended, the "Agreement")

Dear David:

     At my client's request, I am writing to evidence the Seller's agreement to extend the Closing Date (as said term is defined in the Agreement) until March 13, 1997.

     Please call me if you have any comments or questions.

                              Very truly yours,

                               /s/ Stephen J. Levy
                              -------------------------------
                                   Stephen J. Levy

sjl/269539


cc:  Ms. Gloria Reyes Doreck (via facsimile)
     Mr. Al Lieberman (via facsimile)
     Daniel J. Perlman, Esq.
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